CURRENT AND DEFERRED INCOME TAX	12 Months Ended
Dec. 31, 2018
Income Taxes [Abstract]
CURRENT AND DEFERRED INCOME TAX
CURRENT AND DEFERRED INCOME TAX

Income tax expense differs from the amount that would be computed by applying the Canadian statutory rate of 27% (2017- 26%) to income before income taxes. The reasons for the differences are as follows:

Years ended December 31	2018	2017
	$	$
Income before taxes	8,090	74,587
Statutory tax rate	27.00%	26.00%
Expected income tax	2,184	19,392

Decrease resulting from:
Permanent differences	25,408	(17,048)
Foreign exchange	(13,714)	4,806
Differences in foreign and future tax rates	(1,086)	48,167
Mining & overseas withholding tax	4,955	5,134
Expired losses	2,928	3,658
Restructure	114,100	—
Change in estimates in respect of prior years	1,501	(484)
Movement in deferred tax not recognized	(128,066)	(60,540)
Other	(89)	36
Total income tax expense	8,121	3,121

Current tax expense	8,043	3,094
Deferred tax expense	78	27
Total income tax expense	8,121	3,121

10.	CURRENT AND DEFERRED INCOME TAX (Continued)

In the normal course of business we are subject to assessment by taxation authorities in various jurisdictions. These authorities may have different interpretations of tax legislation or tax agreements than those applied by us in computing current and deferred income taxes. These different interpretations may alter the timing or amounts of taxable income or deductions. The final amounts of taxes to be paid or recovered depends on a number of factors including the outcome of audits, appeals and negotiation. We provide for potential differences in interpretation based on the best estimate of the probable outcome of these matters. Changes in these estimates could result in material adjustments to our current and future income taxes.

Restructure of the Argentine Operation

We have restructured our Argentine operations by recharacterizing our intercompany loan to equity and transferring the Chinchillas assets into the same wholly owned subsidiary of Puna Operations that holds the Pirquitas plant. The restructuring was designed to increase the efficiency and administration of the operation and reduce the risk related to historic tax positions. The restructuring resulted in elimination of previously unrecognized deferred tax assets resulting in a movement in deferred tax not recognized of $125.7 million and a change to tax expense of $114.1 million reflecting the recharacterization of the intercompany loan to equity, an increase in tax basis of mining assets, and current tax expense of $4.7 million in the year.

Pretium

We sold the remaining position of 9.0 million Pretium common shares for pre-tax cash proceeds of approximately $63.4 million. The related tax impact is included in Other Comprehensive Income. In the period a $7.8 million income tax payable was recognized relating to the sales of the Pretium shares.

The tax effected items that give rise to significant portions of the deferred income tax assets and deferred income tax liabilities for the years ended December 31, 2018 and 2017 are presented below:

					Balance as at December 31, 2018
	Net balance at beginning of year	Recognized in statement of income	Recognized in OCI	AMT refund	Net	Deferred tax assets	Deferred tax liabilities
	$	$	$	$	$	$	$
Marketable securities	(13,205)	376	13,867	—	1,038	1,038	—
Inventory	(7,244)	3,733	—	—	(3,511)	—	(3,511)
Property, plant and equipment	(81,294)	(10,452)	—	—	(91,746)	940	(92,686)
Close down and restoration provision	1,787	1,567	—	—	3,354	3,354	—
Convertible notes	(4,056)	1,820	—	—	(2,236)	—	(2,236)
Carry forward tax loss and tax credits	21,830	(6,469)	—	—	15,361	15,361	—
Mining and foreign withholding tax	(39,227)	(1,916)	—	—	(41,143)	—	(41,143)
Executive compensation plans	2,065	1,918	—	—	3,983	3,983	—
Deductibility of other taxes	9,021	424	—	—	9,445	9,445	—
Other	(4,253)	8,921	850	(449)	5,069	5,200	(131)
Net deferred tax (liabilities) assets before set-off	(114,576)	(78)	14,717	(449)	(100,386)	39,321	(139,707)
Offset tax	—	—	—	—	—	(31,798)	31,798
Net deferred tax (liabilities) assets	(114,576)	(78)	14,717	(449)	(100,386)	7,523	(107,909)

10.	CURRENT AND DEFERRED INCOME TAX (Continued)

				Balance as at December 31, 2017
	Net balance at beginning of year	Recognized in statement of income	Recognized in OCI	Net	Deferred tax assets	Deferred tax liabilities
	$	$	$	$	$	$
Marketable securities	(16,949)	—	3,744	(13,205)	—	(13,205)
Inventory	(1,984)	(5,260)	—	(7,244)	—	(7,244)
Property, plant and equipment	(96,614)	15,320	—	(81,294)	1,016	(82,310)
Close down and restoration provision	3,917	(2,130)	—	1,787	1,787	—
Convertible notes	(5,497)	1,441	—	(4,056)		(4,056)
Carry forward tax loss and tax credits	20,682	3,404	(2,256)	21,830	21,830	—
Mining and foreign withholding tax	(37,151)	(2,076)	—	(39,227)	—	(39,227)
Executive compensation plans	2,582	(517)	—	2,065	2,065	—
Deductibility of other taxes	9,459	(438)	—	9,021	9,021	—
Other	5,764	(9,771)	(246)	(4,253)	2,895	(7,148)
Net deferred tax (liabilities) assets before set-off	(115,791)	(27)	1,242	(114,576)	38,614	(153,190)
Offset tax	—	—	—	—	(38,614)	38,614
Net deferred tax (liabilities) assets	(115,791)	(27)	1,242	(114,576)	—	(114,576)

As at December 31, 2018, there was a deferred tax liability of $17,617,000 (December 31, 2017 - $22,744,000) for temporary differences of $58,724,000 (December 31, 2017 - $75,814,000) related to investments in subsidiaries. However, this liability was not recognized because we control the dividend policy of our subsidiaries (i.e. we control the timing of reversal of the related taxable temporary differences and we are satisfied that they will not reverse in the foreseeable future).

We recognize tax benefits on losses or other deductible amounts generated in countries where the probable criteria for the recognition of deferred tax assets has been met. Our unrecognized deductible temporary differences and unused tax losses for which no deferred tax asset is recognized consist of the following amounts:

Years ended December 31	2018	2017
	$	$
Inventory	—	11,237
Property, plant and equipment	3,330	79,336
Close down and restoration provision	30,677	38,027
Carry forward tax loss and tax credits	7,962	396,830
Mineral and foreign withholding tax	567	—
Other items	3,883	75,327
Unrecognized deductible temporary differences	46,419	600,757

10.	CURRENT AND DEFERRED INCOME TAX (Continued)

Due to the restructure of our Argentine operation the amount of previously unrecognized deferred tax assets was reduced including a decrease in tax loss carry forward of $356.5 million.

At December 31, 2018, we had the following estimated tax operating losses available to reduce future taxable income, including both losses for which deferred tax assets are utilized to offset applicable deferred tax liabilities and losses for which deferred tax assets are not recognized as listed in the table above. Losses expire at various dates and amounts between 2019 and 2038.

As at December 31, 2018	$
Argentina	17,324
Mexico	41,601
Peru	71
Canada	4,256
U.S.A.	9,482
Tax operating losses	72,734